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                                                                   EXHIBIT 10.12


                               FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment") is made and entered into this 13th day of June, 2002, but effective as of June 1, 2002 (the "Amendment Date"), by and among XETA Technologies, Inc., an Oklahoma corporation (the "Borrower"), Bank One, Oklahoma, N.A., and U.S. Bank National Association (formerly known as Firstar Bank, N. A., successor by merger to Firstar Bank Missouri, National Association), as Lenders under the Credit Agreement referred to below (the "Lenders"), and Bank One, Oklahoma, N.A., as Agent (in such capacity, the "Agent"), with reference to the following:

         A. The Borrower, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of October 31, 2001 (the "Credit Agreement"), pursuant to which the Lenders severally agreed to make Loans to the Borrower under the Facilities therein described.

         B. For the four fiscal quarters ended April 30, 2002, the Borrower failed to maintain a Consolidated Debt Service Coverage Ratio of at least 1.15 to 1.0 as required by Section 6.24.2 of the Credit Agreement.

         C. The Borrower has requested that the Lenders and the Agent waive the Default arising by virtue of its failure to maintain the required minimum Consolidated Debt Service Coverage Ratio at April 30, 2002, and the Lenders and the Agent have agreed to such request, subject to the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby amend the Credit Agreement, effective as of the Amendment Date, as follows:

1. DEFINITIONS. Capitalized terms used herein (including capitalized terms used in the recitals above) but not otherwise defined have the respective meanings assigned to them in the Credit Agreement.

2. WAIVER. As of the Amendment Date, and subject to the Borrower's satisfaction of the conditions precedent set forth in Section 6 of this Amendment, the Lenders and the Agent agree to waive the Borrower's non-compliance with Section
6.24.2 of the Credit Agreement at April 30, 2002, and any consequences of such non-compliance (other than as set forth in this Amendment). The foregoing waiver does not extend to any other existing Default or Unmatured Default (whether or not known to the Borrower, the Lenders or the Agent) or to any Default or Unmatured Default which may arise or occur after the Amendment Date. Nothing contained in this Amendment shall be construed as waiving any other term or condition of the Credit Agreement or any of the other Loan Documents or as obligating the Lenders or the Agent to waive any future noncompliance or Default.



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3. REDUCTION IN REVOLVING CREDIT FACILITY. As of the Amendment Date, (i) the
Aggregate Revolving Credit Commitment (i.e., the aggregate amount available for borrowing under the Revolving Credit Facility) is hereby reduced from $9,000,000.00 to $5,000,000.00, and (ii) the Revolving Commitment of each of the Lenders is hereby reduced to the amount set forth opposite its name on the signature pages hereto directly underneath the caption "Revolving Credit Commitment."

4. CHANGE IN PRICING. Effective as of the Amendment Date and continuing until the Obligations have been paid in full, the Applicable Margin for all Eurodollar Loans (whether Revolving Loans, Term Loans or R/E Term Loans) will be 3.75%, the Applicable Margin for all Floating Rate Loans (whether Revolving Loans, Term Loans or R/E Term Loans) will be 1.00%, and the Applicable Fee Rate will be 0.45%. The foregoing percentage rates shall supersede the Applicable Margins and Applicable Fee Rates set forth in the Pricing Schedule attached to the Credit Agreement.

5. FINANCIAL COVENANTS AT JULY 31, 2002.

         A. Net Income Requirement. The Borrower covenants and agrees with the Lenders that its Consolidated Net Income for the fiscal quarter ending July 31, 2002, will be at least $1.00. The Borrower further agrees that, in the event it fails to achieve Consolidated Net Income of at least $1.00 for the fiscal quarter ending July 31, 2002, such failure will constitute an immediate Default under the Credit Agreement.

         B. Noncompliance With Financial Covenants. The Borrower acknowledges that, in the event that (i) the Borrower's Consolidated Debt Service Coverage Ratio determined as of July 31, 2002, for the four fiscal quarters then ending, is less than 1.15 to 1.0, and/or (ii) the ratio of the Borrower's Consolidated Funded Indebtedness determined as of July 31, 2002, to Consolidated EBITDA for the four fiscal quarters then ending is greater than 2.75 to 1.0, the Borrower will be in noncompliance with Section 6.24.2 and/or 6.24.3 of the Credit Agreement (as the case may be) and such noncompliance will constitute an immediate Default under the Credit Agreement. In the event the Lenders are requested to waive the Borrower's noncompliance with Section 6.24.2 and/or
6.24.3 of the Credit Agreement at July 31, 2002, the Lenders agrees to consider such request, provided that the Borrower is then in compliance with all other terms and conditions of the Credit Agreement (as amended by this Amendment) and has satisfied the net income requirement set forth in Section 5.A of this Amendment. However, the Lenders will not be obligated to approve such request, and the Borrower acknowledges that the Lenders have given no assurance or commitment that any such waiver request will be approved and that the Lenders may refuse any such request in the exercise of their sole and absolute discretion. If any such waiver request is granted, the Lenders agree that no additional waiver or amendment fee will be required of the Borrower and that the Applicable Margins and Applicable Fee Rate set forth in Section 4 of this Agreement will not be increased as a condition of granting such waiver.

6. CONDITIONS PRECEDENT. This Amendment shall become effective as of the Amendment Date, subject to the Borrower's satisfaction of the following conditions precedent (in addition to the conditions precedent set forth in Article IV of the Credit Agreement):





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         A. Execution of Documents. This Amendment shall have been duly and validly authorized, executed and delivered to the Agent and the Lenders by the Borrower.

         B. Resolutions. The Bank shall have received a copy of the resolutions of the Board of Directors of the Borrower authorizing the decrease in the Revolving Credit Facility, the modification to the Applicable Margins and the execution, delivery and performance of this Amendment and the Credit Agreement (as amended by this Amendment).

         C. Accuracy of Representations and Warranties. All representations and warranties made by the Borrower in the Credit Agreement and the other Loan Documents and in Section 5 hereof shall be true and correct in all material respects as of the Amendment Date (except to the extent any of such representations and warranties with respect to the financial condition of the Borrower refer to an earlier specified date).

         D. No Default. There shall not have occurred any additional Default or Unmatured Default as of the Amendment Date, and the Borrower shall be current in payment of all principal, interest and fees due and owing to the Agent or the Lenders as of the Amendment Date.

         E. Waiver/Amendment Fee. The Borrower shall have paid to the Agent, for the account of each Lender in accordance with each Lender's Pro Rata Share, a waiver/amendment fee of $21,223.49 (which amount is equal to 1/10th of 1% of the remaining aggregate Commitments).

7. REPRESENTATIONS AND WARRANTIES. All representations and warranties of Borrower contained in Article V of the Credit Agreement remain true and correct (except to the extent any representations and warranties as to the Borrower's financial condition relate solely to an earlier specified date) and are hereby remade and restated as the date hereof and shall survive the execution and delivery of this Amendment. The Borrower further represents and warrants as follows:

         A. Authority. The Borrower has all requisite power and authority and has been duly authorized to decrease the amount of the Aggregate Revolving Credit Commitment, to modify the Applicable Margins, and to execute, deliver and perform its obligations under this Amendment and the Credit Agreement (as amended by this Amendment).

         B. Binding Obligations; Enforceability. This Amendment and the Credit Agreement (as amended by this Amendment) are valid and legally binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally.

         C. No Conflict; Government Consent. Neither the execution and delivery by the Borrower of this Amendment, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof, will violate
(i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of its Subsidiaries, or (ii) the Borrower's or any Subsidiary's articles or certificate of incorporation, partnership agreement,





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certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement to which the Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of the Borrower or any of its Subsidiaries pursuant to the terms of any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Borrower or any of its Subsidiaries, is required to be obtained by the Borrower or any of its Subsidiaries in connection with the execution and delivery of this Amendment, the borrowings under the Credit Agreement (as amended hereby), the payment and performance by the Borrower of the Obligations, or the legality, validity, binding effect or enforceability of this Amendment or the Credit Agreement (as amended by this Amendment).

         D. No Material Adverse Change. Since April 30, 2002 (the date of the latest financial statements of the Borrower which have been delivered to the Agent and the Lenders), there has been no adverse change in the business, Property, prospects, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

8. MISCELLANEOUS.

         A. Effect of Amendment. The terms of this Amendment shall be incorporated into and form a part of the Credit Agreement. Except as amended, modified and supplemented by this Amendment, the Credit Agreement shall continue in full force and effect in accordance with its original stated terms, all of which are hereby reaffirmed in every respect as of the date hereof. In the event of any irreconcilable inconsistency between the terms of this Amendment and the terms of the Credit Agreement, the terms of this Amendment shall control and govern, and the agreements shall be interpreted so as to carry out and give full effect to the intent of this Amendment. All references to the "Credit Agreement" appearing in any of the Loan Documents shall hereafter be deemed references to the Credit Agreement as amended, modified and supplemented by this Amendment.

         B. Descriptive Headings. The descriptive headings of the several sections of this Amendment are inserted for convenience only and shall not be used in the construction of the content of this Amendment.

         C. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Oklahoma.

         D. Reimbursement of Expenses. The Borrower agrees to pay the reasonable fees and out-of-pocket expenses of Crowe & Dunlevy, counsel to the Agent, incurred in connection with the preparation of this Amendment and the consummation of the transactions contemplated hereby.




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         E. Release by Borrower. In consideration of the waivers and other agreements of the Lenders and the Agent contained herein, the Borrower, for itself and its officers, directors, agents, employees, successors and assigns, hereby releases, acquits and forever discharges each of the Lenders and the Agent, and each of their respective parent, subsidiary and affiliated companies and each of their respective officers, directors, agents, employees, successors, and assigns, and all other persons acting for or on behalf of the Lenders and/or the Agent, of and from any and all manner of actions, causes of actions, suits, debts, accounts, conveyances, agreements, damages, claims, demands, liabilities, costs, and expenses of whatsoever kind or nature, including attorney's fees, in law or in equity, known or unknown, anticipated or unanticipated and howsoever arising or accruing, which the Borrower may now have or may claim to have against the parties released or any of them, including, without limitation, those arising out of or relating in any way to the Credit Agreement or the administration of the Facilities thereunder, any other Loan Document or any other agreement or document relating to the Facilities. It is understood and agreed by the Borrower that this is a full and final release covering any and all of the Borrower's actions, claims, debts, judgment, damages, objections, costs, attorney's fees, demands or liabilities, whether known or unknown, undisclosed and/or unanticipated, which may have arisen, or may arise from any act or omission, prior to the date of the execution and delivery of this Amendment.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.
                      SIGNATURES APPEAR ON FOLLOWING PAGE.]



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         IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have executed and delivered this Amendment on the day and year first set forth above.

                                     XETA TECHNOLOGIES, INC.



                                     By: /s/ Robert B. Wagner
                                         -------------------------------------------------
                                     Name: Robert B. Wagner
                                     Title:   Secretary and Chief Financial
                                              Officer


Revolving Loan Commitment            BANK ONE, OKLAHOMA, N.A.,
from and after Amendment             Individually and as Agent
Date:    $   2,750,000.00

                                     By: /s/ Timothy T. Koski
                                         -------------------------------------------------
                                     Name:  Timothy T. Koski
                                     Title:    Vice President


Revolving Loan Commitment:           U.S. BANK NATIONAL ASSOCIATION,
from and after Amendment             (formerly known as Firstar Bank, N. A., successor
Date:    $   2,250,000.00            by merger to Firstar Bank Missouri, National
                                     Association)


                                     By: /s/ Gregory B. Vatterott, Jr.
                                         -------------------------------------------------
                                     Name: Gregory B. Vatterott, Jr.
                                     Title:   Vice President





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                              CONSENT OF GUARANTOR

         The undersigned hereby (i) acknowledges and consents to the execution and delivery of the above and foregoing First Amendment to Credit Agreement,
(ii) confirms that the Subsidiary Guaranty of the undersigned will continue in full force and effect as security for payment and performance of all of the "Guaranteed Obligations," as such term is used in the Subsidiary Guaranty, and
(iii) ratifies and reaffirms the Subsidiary Guaranty.

         No inference shall be drawn from the undersigned's execution of this Consent that consent or approval of the undersigned is required for this or any future modification or amendment of or supplement to the Credit Agreement or other Loan Document, or for this or any future increase, decrease, extension or renewal of the Guaranteed Obligations.

         Capitalized terms used in this Consent and not otherwise defined have the respective meanings assigned to them in the Credit Agreement referred to in the above and foregoing First Amendment to Credit Agreement.


                                U.S. TECHNOLOGIES SYSTEMS, INC.


                                By: /s/ Robert B. Wagner
                                    ----------------------------------------
                                Name: Robert B. Wagner
                                      --------------------------------------
                                Title: Vice President
                                       -------------------------------------


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